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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 20, 2004

                           OMEGA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
                 (State or other jurisdiction of incorporation)

                                     0-13599
                            (Commission File Number)

                                   25-1420888
                        (IRS Employer Identification No.)

                                366 Walker Drive
                           State College, Pennsylvania
                    (Address of principal executive offices)

                                      16801
                                   (Zip Code)

        Registrant's telephone number, including area code (814) 231-7680

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Item 5. Other Events

      On April 20, 2004, Omega Financial Corporation announced that it had entered into a definitive agreement with Sun Bancorp, Inc. relating to a merger transaction. See (i) the Agreement and Plan of Merger between Omega Financial Corporation and Sun Bancorp, Inc. attached hereto as Exhibit 2.1 and (ii) the press release attached hereto as Exhibit 99.1

Item 7.  Financial Statements and Exhibits

      (a)   Financial Statements of businesses acquired.

            None

      (b)   Pro Forma Financial Information.

            None

      (c)   Exhibits

            2.1 Agreement and Plan of Merger between Omega Financial Corporation and Sun Bancorp, Inc. dated as of April 20, 2004 (Schedules and exhibits are omitted pursuant to Regulation S-K, Item 601(b)(2); Omega Financial Corporation agrees to furnish supplementally a copy of such schedules and/or exhibits to the Securities and Exchange Commission upon request).

            99.1 Press Release, dated April 20, 2004.

            99.2 Investor Slide Presentation

Item 9. Regulation FD Disclosure

Omega Financial Corporation scheduled a conference call for April 21, 2004 at 10:00 a.m. eastern standard time to discuss the transaction with Sun Bancorp, Inc. The slide presentation, attached hereto as Exhibit 99.2, will be available in electronic form on our website beginning April 21, 2004 prior to the conference call to serve as a reference and summary of the live call. The conference call materials can be accessed for up to 90 days on our web site at www.omegafinancial.com/invrelations.html.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OMEGA FINANCIAL CORPORATION

Date:  April 21, 2004                   By:  /s/ David B. Lee
                                            ------------------------------------
                                             Name:  David B. Lee
                                             Title: Chairman, President and CEO

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